January 25, 2000

Dear Fellow Micro-Cap Limited Shareholder,

Hooray for technology. Hooray for Titan Corporation! Our Portfolio was up 31% for the quarter.

On top of the two prior index-beating quarters, the December quarter gave us a calendar year return of 50%, 11 percentage points better than the CRSP Index of micro-cap companies and 28% better than the Russell 2000 Index of small companies.

Performance Summary

TRANSLATION: As explained in detail in the following section, technology companies carried the day for our Portfolio. Our performance during this period was also positively influenced by the previous higher representation of "growth" stocks in our Portfolio (that is, we held more companies which are growing quickly), although we hold an increasing number of "value" stocks too (those which are cheap relative to certain measures of valuation). Any way you measure it, we had a very good quarter and year.

The table below presents our December quarter, one year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on July 1, 1998.

                                                  December Qtr.      1 Year    Inception-to-Date
                                                     10/1/99         1/1/99          7/1/98
                                                   to 12/31/99     to 12/31/99   to 12/31/99(4)
                                                   -----------     ----------- -----------------
          Micro-Cap Limited Portfolio ........       30.6%          49.5%         37.2%
          Lipper Small-Cap Stock Funds(1).....       25.3%          34.1%         16.4%
          Russell 2000 Index(2)...............       18.4%          21.3%          8.2%
          CRSP Cap-Based Portfolio 9 Index(3).       25.6%          38.7%         17.6%

     (1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2)The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested.(3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.
     (4)Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/1/98 TO 12/31/99]

Detailed Explanation of Quarterly Performance

TRANSLATION: Hooray for technology! This part of our Portfolio represented 37% of the Portfolio at the beginning of the quarter and, due to appreciation, an unusually large 42% at the end of the quarter. Titan Corporation soared 229%, adding 9 percentage points to our quarterly return.

It doesn't take a great deal of study of individual stock performance to see what happened in the December quarter. Let's look at the stocks that contributed the most to our quarterly return:

             Rank     Description                              Industry                       % Gain
             ----     -----------                              --------                       ------
              1       Titan Corp.                           Electronics/Electric              229.1%
              2       Santa Cruz Operation                  Data Processing/Software          154.5%
              3       Unify Corporation                     Data Processing/Software          143.3%
              4       Landair Services Inc.                 Transportation/Freight             83.6%
              5       TTI Team Telecom Intl Ltd.            Telecommunications                 77.9%
              6       Candela Laser Corporation             Electronics/Electric               75.3%
              7       Gilat Communications Ltd.             Telecommunications                 67.4%
              8       Tecnomatix Tech Ltd                   Data Processing/Software           62.0%
              9       Catherines Stores Corporation         Retail Stores                      60.0%
              10      Advanced Communication Systems Inc.   Telecommunications                 53.8%

80% of these top-performing stocks were from the technology sector. Technology stocks ruled the performance roost among any company size category in the December quarter. Titan Corporation, which represented 3.9% of the Portfolio at the beginning of the quarter, appreciated to 9.7% of the Portfolio at the end of December. It added about 9% to our quarterly performance. Santa Cruz and Unify are software firms that support Internet ventures. This part of the Internet sector really took off in the quarter.

Not a single Portfolio holding declined as much as the stocks above appreciated. However, a number were in negative territory, and two declined more than 30%. Radiologix, which manages radiology service networks, declined 44% on forecasts of flat earnings. The company has been successful in growing revenues by acquisitions, but earnings have not kept up. Children's Place Retail Stores declined 38% in the quarter, or 69% from its peak in July. The interesting thing is that nothing has changed about the fundamentals of this company. Our models like it even more now than last summer. The company continues to grow at a dramatic rate. Earnings have greatly exceeded Wall Street estimates each of the last three quarters. The company has no debt and plenty of cash for expansion, which it has executed flawlessly. I don't see any storm clouds on the horizon. It appears that the company has been taken down by investor concerns about rising interest rates and the threat of a pullback in consumer spending. I don't believe it. We'll see.

Explanation of Performance--"Growth" Stocks Helped

TRANSLATION: Growth companies did much better than value companies during the quarter and year. However, some of our growth companies have appreciated so far so fast during 1999, that we did some trimming to add to our value companies, which tend to be less risky in a market downturn.

The following "style box" indicates the 1999 performance of funds invested in small versus large stocks, and growth versus value stocks. Our growth stocks contributed the most in 1999. Some of these companies seemed to have gotten ahead of themselves in price (according to our models), and we did some trimming of growth in the latter part of 1999 to better balance out the risk in the Portfolio. According to data from Morningstar, our Portfolio had valuation measures that were about 30% less expensive than the S&P 500 Index of large companies. Thus, our Portfolio has gradually migrated toward the value end of the spectrum.

                                 Value                            Growth

                  Large
                                 ---------------------------------------
                                   6.0%           14.7%          25.8%
                                 ---------------------------------------
                                   6.1%           16.7%          39.5%
                                 ---------------------------------------
                                   4.2%           13.6%          42.0%
                                 ---------------------------------------

                  Small


Top Ten Holdings

Here are the Portfolio's top ten holdings at the end of December. All of the stocks that comprise more than 4% of the Portfolio grew by appreciation, not by additional purchases. Technology occupies the top four spots. These are companies I will be looking to trim as soon as my models let me.

                                                                         Percent of
Rank     Description                      Industry                       Net Assets
----     -----------                      --------                       ----------
  1      Titan Corporation                Electronics/Electric              9.7%
  2      Power Integrations Inc.          Electronics/Electric              7.9%
  3      Unify Corporation                Data Processing/Software          6.7%
  4      Santa Cruz Operation Inc.        Data Processing/Software          5.8%
  5      Arkansas Best Group              Trucking                          4.0%
  6      Candela Laser Corporation        Electronics/Electric              3.9%
  7      Chicos Fashions Inc.             Retail Stores                     3.4%
  8      Ladd Furniture Inc.              Home Furnishings                  3.1%
  9      Steel Technologies Inc.          Steel/Iron                        3.1%
  10     Landair Services Inc.            Transportation/Freight            2.8%
                                                                           ----
                       Total                                               50.2%

The Tide Has Turned--Maybe

Two of the more dramatic long-term historical stock trends have been the relative superior performance of small stocks (which has definitely not been the case over the last five years) and the persistence of large or small-stock dominance, typically for periods of time ranging from three to six years. The period from 1994 to 1998 represented the longest dominance of large stock performance over the last seven decades. However, small stocks edged out large ones in 1999. Based on prior historical trends (small stocks tend to outperform large ones in the current year if they did the year before) and based on some attractive current valuations (a greater number of small stocks appear cheap), I believe we could finally see a market more favorable to small U.S. stocks in 2000.

One caveat: the future never looks exactly like the past. Or, as Yogi Berra put it, "The future just ain't what it used to be." Nevertheless, I expect the trends above to hold over the long term.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1999; security positions can and do change thereafter.

We Survived Y2K

TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just kept looking for the next great stock.

In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

First, my models don't have a Y2K variable, so it's impossible to take such things into consideration quantitatively. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave us a pretty thick cushion.

Tax Efficiency Update

TRANSLATION: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency. Although I would not expect Micro-Cap Limited to rank long-term in the top quarter, I would hope to rank in the second quartile long-term. What's working in our favor is significant asset growth (which will slow when we close to new shareholders) and our tax management "on the margin" (or wherever I feel it will not hurt our overall returns.) What's working against us is our turnover, which I expect to continue to be over 100%.

The following table indicates the tax efficiency over the last one- and five-year periods:

                                        % Tax
                                      Efficiency     1-year        5-year
                                        Since       Percentile    Percentile
      Portfolio                       Inception       Rank          Rank
      ---------                       ----------    ----------    ----------
      Micro-Cap Limited                 96.1%          26th            NA
      Aggressive Growth                 94.1%          46th            17th
      Ultra-Small Company               89.8%           1st            38th
      Ultra-Small Index                100.0%           1st            NA
      Social Responsibility             98.2%          17th             4th
      Ultra-Large 35 Index              99.1%          21st            NA
      S&P 500 Fund                      96.5%*         32nd             5th
      Russell 2000 Index Fund           87.2%*         65th            48th

     *Based on the last five year period.

The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 96.1% of the Portfolio's total return since inception on June 30, 1998, based on current tax rates of 39.6% for income and 20% for long-term capital gains. Data for the third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. (In the worst case, a portfolio may make a substantial distribution from its prior years' appreciation in a year when the total return is actually negative; this happened in 1998 in the Ultra-Small Company Portfolio.) Data for the third column is not available, since the Portfolio is fairly young.

Although I care a great deal about the tax efficiency in all of our portfolios, you should be aware that I do not consider the Micro-Cap Limited Portfolio to be a "tax-managed" fund. We make decisions "on the margin" to improve our tax efficiency when I believe that it is not to the detriment of the Portfolio's overall return or risk. However, my ability to maintain favorable tax efficiency is greatly limited in a portfolio such as this one with turnover much higher than 100%. Which brings me to the next topic . . .

Portfolio Turnover

TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the Portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). On the other hand, turnover is good if the securities I buy go up more than that ones I sell. So far the benefits have outweighed the disadvantages for Micro-Cap Limited.

In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with similar funds?" "Why should I care?" "Is our turnover good or bad?" I asked the same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

The "portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 16 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

What does "portfolio turnover" mean?

The portfolio turnover rate indicates the number of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Micro-Cap Limited's recent turnover rate was 123%, about the same as our prior fiscal year.

How does the turnover in the Micro-Cap Limited Portfolio compare with that of similar funds?

Turnover for the Micro-Cap Limited Portfolio is higher than the average 88% rate among all domestic equity funds, based on recent data from Morningstar.

Is Micro-Cap Limited's turnover good or bad?

Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. I have found that harvesting losses also slightly boosts returns for our investment style in most market environments. Any turnover for any reason adds to transaction costs, and this is bad. Overall, I would argue strongly that our turnover has added value so far. My "proof" is that we have beaten the returns of an index strategy both before and after taxes on a cumulative basis. This has not been true in every shorter time period, however, which is one reason I think this Portfolio is appropriate only for long-term investors.

Why should I care?

Turnover can be either good or bad. It is bad when the buying and selling generates additional net costs for the portfolio that are not offset by the additional return generated by the newly-purchased security. In this Portfolio, I estimate the cost of an average trade at about 0.75% of the trade value. Thus, to buy and sell $100,000 of stock costs the Portfolio about $1,500 or $100,000 times 2 times .0075. In a future letter, I'll explain how I estimate this cost and what we do to minimize it.

[Footnote: For now, suffice it to say that these costs include broker commissions, stock spreads (the difference between the price for which you can sell a stock and the price for which you can buy it), impact cost (the additional premium you pay if you buy more than the "offered" number of shares and you want to buy quickly), and opportunity cost (or the cost of being so stingy with the price you are willing to pay that a great investing opportunity simply passes you by).]

At any rate, when I buy and sell a stock, the new stock has to return 1.5% more over the period I hold it than the stock I sold. Otherwise, the Portfolio would have come out ahead just "staying put." One way to measure the effectiveness or "value added" of a portfolio manager is to compare the portfolio performance with what the performance would have been if there had been no trading during the year. We'll do this analysis in a future letter too. Our active trading added quite a bit of value in 1999.

Apart from the additional costs implied by turnover, there are also tax implications if your shares are held in a taxable account. (If they are in an IRA, there are no tax implications.) For example, take two funds, A and B. Assume that both funds appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. Further assume that the expenses of both funds equal the dividend income, so there are no "ordinary" or "income" fund distributions. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.] In Fund A, you pay some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grows to $38,842. Fund B grows 36% more to $52,956 after all taxes are paid. So the less tax efficient portfolio has an after-tax annualized return of 7.0% while the more tax efficient portfolio has an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

The bottom line is that turnover can eat very significantly into returns, due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Marginally better stock picking just won't do if you hold shares in a taxable account.

If all this talk of taxes and trading costs has turned you off to active management, go back to page one and study the returns. So far, we have compensated our long-term investors for both higher trading costs and higher taxes (relative to an index fund of the same size stocks), but we have not done so in each individual quarter, and I would also not expect to do so in each individual year.

Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

Bridgeway's Smallest Holding

With each quarterly letter, I discuss our largest holdings, since these are the most likely to have a big impact on our returns. With this letter I'd like to talk about our smallest holding, also significant, but for a different reason.

The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway has been done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

As I write this part of my letter two days before century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

Conclusion

As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,


/s/ JOHN MONTGOMERY

    John Montgomery

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                 SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999

     Industry Company                              Shares        Value
     -------- -------                              ------        -----
Common Stock - 97.3%
     Air Transport - 2.0%
              Amtran, Inc. *                       12,100     $  234,438
              Frontier Airlines, Inc. *            10,000        113,750
                                                              ----------
                                                                 348,188
     Auto parts - 0.5%
              TBC Corporation *                    15,000         93,750

     Banking - 1.4%
              PBOC Holdings, Inc. *                25,500        240,656

     Building - 4.1%
              Associated Materials
                 Corporation *                      5,900         96,613
              Building Materials Holding
                 Corporation *                     39,500        404,875
              Schottenstein Homes Inc.             12,400        192,975
                                                              ----------
                                                                 694,463
     Chemicals - 1.7%
              Material Sciences Corporation *      28,800        293,400

     Data Processing - Software & Services - 17.6%
              ANSYS, Inc. *                        23,200        255,200
              Carreker-Antinori, Inc. *            35,000        317,188
              SPSS Inc *                            3,100         78,275
              The Santa Cruz Operation, Inc. *     32,500        987,188
              Tecnomatix Technologies Ltd. *        8,000        230,000
              Unify Corporation *  #               41,460      1,134,968
                                                              ----------
                                                               3,002,819
     Drugs-Generic and OTC - 0.7%
              Taro Pharmaceutical Industries
                 Industries Ltd. *                  8,000        116,000

     Electronics/Electric - 24.8%
              Candela Corporation *                35,300        657,463
              PSC Inc. *                           12,900         95,138
              Power Integrations, Inc. *           28,200      1,351,838
              Richardson Electronics, Ltd.         28,000        210,000
              Salton, Inc. *                        7,900        264,156
              The Titan Corporation *              35,000      1,655,938
                                                              ----------
                                                               4,234,533
     Finance - 1.5%
              ISB Financial Corporation            10,600        145,750
              World Acceptance Corporation *       21,500        103,469
                                                              ----------
                                                                 249,219
     Food Serving - 2.4%
              UNO Restaurant Corporation *          2,700         30,038
              VICORP Restaurants, Inc. *           24,000        387,000
                                                              ----------
                                                                 417,038
     Health Care Facilities - 1.7%
              Sunquest Information
                 Systems, Inc. *                   22,000        297,000


 Industry  Company                                    Shares            Value
 --------  -------                                    ------            -----
 Home Furnishings - 3.2%
           Flexsteel industries, Inc.                  2,000       $   26,750
           Ladd Furniture Inc. *                      26,700          527,325
                                                                   ----------
                                                                      554,075

 Leisure-Amusement - 1.0%
           JAKKS Pacific, Inc. *                       6,000          112,125
           SCP Pool Corporation *                      2,500           64,844
                                                                   ----------
                                                                      176,969
 Machinery - 1.3%
           Nur Macroprinters, Ltd *                   20,000          226,250

 Paper/Products - 2.7%
           Pope & Talbot Inc. *                       29,000          464,000

 Retail Stores - 7.5%
           Catherines Stores Corporation *            10,000          210,000
           Chico's FAS, Inc. *                        15,500          583,188
           Creative Computers, Inc. *                 29,500          215,719
           The Children's Place Retail
              Stores, Inc. *                           7,464          122,690
           Wilsons The Leather Experts Inc. *          7,900          145,656
                                                                   ----------
                                                                    1,277,253

 Services - 4.2%
           InterDent, Inc. *                          40,000          322,500
           Kaneb Services, Inc. *                     45,000          196,875
           Navigant International, Inc. *              9,200          107,525
           Radiologix Inc. *                          12,100           52,938
           VDI Media *                                 2,500           34,375
                                                                   ----------
                                                                      714,213
 Steel/Iron - 3.1%
           Steel Technologies Inc.                    36,000          522,000

 Telecommunications - 4.2%
           Advanced Communication
              Systems, Inc. *                         18,500          353,813
           Comtech Telecommunications
              Corporation *                              525            7,744
           Gilat Communications Ltd. *                 8,000          192,500
           TTI Team Telecom
              International Ltd. *                     8,600          155,875
                                                                   ----------
                                                                      709,932
 Textiles - 2.2%
           Steven Madden, Ltd. *                      20,000          381,250

 Transportation/Freight - 2.8%
           Forward Air Corporation *                  10,900          472,788

 Trucking - 4.0%
           Arkansas Best Corporation *                56,200          674,400


                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999

Industry  Company              Shares            Value
--------  -------            -----------     ------------
Utilities-Gas - 2.6%
     Cascade Natural Gas

     Corporation *                  2,700        $ 43,538
     SEMCO Energy, Inc. *          33,900         400,444
                                              ------------
                                                  443,982
                                              ------------
  Total Common Stock
  (Identified Cost $10,784,580)               $ 16,604,178


  Short-term Investments - 1.9%
  Money Market Funds - 1.9%
  Expedition Money Market Fund  108,219           108,219
  Federated Money Market Prime
     Obligations Fund              105,037        105,037
     SEI Daily Income Trust Prime
     Obligations Fund              105,03         105,037
                                             ------------
                                                  318,293
                                             ------------

Total Short-term Investments
(Identified Cost $318,293)
                                             $    318,293
                                             ------------

Total Investments - 99.2%                    $ 16,922,471



Other Assets and Liabilities,                    140,422
 net - 0.8%
Total Net Assets - 100.0%                    $ 17,062,893
                                             ============


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

   #  The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $11,102,873.
   Gross unrealized appreciation and depreciation were $6,377,438 and $557,840, respectively, or net unrealized appreciation of $5,819,598.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 1999

ASSETS:
      Investments at value (cost - $11,102,873)                                                        $16,922,471
      Cash                                                                                                 203,282
      Receivable for investments sold                                                                       14,280
      Receivable for interest                                                                                3,049
      Receivable for dividends                                                                               1,380
      Prepaid expenses                                                                                      17,631
      Deferred organization costs                                                                            6,748
                                                                                                       -----------
            Total assets                                                                                17,168,841
                                                                                                       -----------
LIABILITIES:
      Payable for investments purchased                                                                     79,915
      Payable for management fee                                                                            24,020
      Accrued expenses                                                                                       2,013
                                                                                                       -----------
            Total liabilities                                                                              105,948
                                                                                                       -----------
      NET ASSETS (2,217,277 SHARES OUTSTANDING)                                                        $17,062,893
                                                                                                       ===========
      Net asset value, offering and redemption price per share ($17,062,893/2,217,277)                 $      7.70
                                                                                                       ===========
NET ASSETS REPRESENT:
      Paid-in capital                                                                                  $11,261,928
      Undistributed net realized gain                                                                      (18,628)
      Net unrealized appreciation of investments                                                         5,819,593
                                                                                                       -----------
      NET ASSETS                                                                                       $17,062,893
                                                                                                       ===========


               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 1999

INVESTMENT INCOME:
      Dividends                                                                                             $7,744
      Interest                                                                                              17,653
                                                                                                       -----------
            Total income                                                                                    25,397
                                                                                                       -----------
EXPENSES:
      Management fees                                                                                      107,418
      Accounting fees                                                                                       32,976
      Audit fees                                                                                             3,520
      Custody                                                                                                4,826
      Amortization of organization costs                                                                       972
      Insurance                                                                                              1,056
      Legal                                                                                                  1,949
      Registration fees                                                                                      4,826
      Directors' fees                                                                                          864
      Miscellaneous                                                                                            188
                                                                                                       -----------
            Total expenses                                                                                 158,595
      Less fees waived                                                                                     (26,661)
                                                                                                       -----------
            Net expenses                                                                                   131,934
                                                                                                       -----------
NET INVESTMENT LOSS                                                                                       (106,537)
                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                                     484,005
      Net change in unrealized appreciation                                                              3,053,841
                                                                                                       -----------
      Net realized and unrealized gain                                                                   3,537,846
                                                                                                       -----------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                        $3,431,309
                                                                                                       ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                        Six months ended     Year ended
INCREASE (DECREASE) IN NET ASSETS:                      December 31, 1999  June 30, 1999
OPERATIONS:

      Net investment loss                               $   (106,537)      $   (131,964)
      Net realized gain on investments                       484,005            130,683
      Net change in unrealized appreciation                3,053,841          2,765,756
                                                        ------------       ------------
          Net increase resulting from operations           3,431,309          2,764,475
                                                        ------------       ------------
      Distributions to shareholders:
          From net investment income                               0                  0
          From realized gains on investments                (630,189)                 0
                                                        ------------       ------------
                Total distributions to shareholders         (630,189)                 0

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                         2,180,621          9,742,068
      Reinvestment of dividends                              616,403                  0
      Cost of shares redeemed                             (2,467,267)        (7,646,132)
                                                        ------------       ------------
          Net increase from Fund share transactions          329,757          2,095,936
                                                        ------------       ------------
          Net increase in net assets                       3,130,877          4,860,411

NET ASSETS:
      Beginning of period                                 13,932,016          9,071,605
                                                        ------------       ------------
      End of period                                     $ 17,062,893       $ 13,932,016
                                                        ============       ============
Number of Fund shares:
      Sold                                                   329,183          1,938,703
      Issued on dividends reinvested                          91,184                  0
      Redeemed                                              (385,322)        (1,570,792)
                                                        ------------       ------------
          Net increase                                        35,045            367,911
      Outstanding at beginning of period                   2,182,232          1,814,321
                                                        ------------       ------------
      Outstanding at end of period                         2,217,277          2,182,232
                                                        ============       ============

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                  Six months ended        Year ended         June 22, 1998* to
                                                                  December 31, 1999      June 30, 1999        June 30, 1998

PER SHARE DATA
      Net asset value, beginning of period                              $6.38                 $5.00                  $5.00
                                                                  -----------           -----------             ----------
      Income (loss) from investment operations:
          Net investment loss                                           (0.05)                (0.06)                  0.00
          Net realized and unrealized gain                               1.67                  1.44                   0.00
                                                                  -----------           -----------             ----------
               Total from investment operations                          1.62                  1.38                   0.00
                                                                  -----------           -----------             ----------
      Less distributions to shareholders:
          Net investment income                                          0.00                  0.00                   0.00
          Net realized gains                                            (0.30)                 0.00                   0.00
                                                                  -----------           -----------             ----------
               Total distributions                                      (0.30)                 0.00                   0.00
                                                                  -----------           -----------             ----------
      Net asset value, end of period                                    $7.70                 $6.38                  $5.00
                                                                  ===========           ===========             ==========
TOTAL RETURN[1]                                                         26.1%                 27.6%                   0.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                   $17,062,893           $13,932,016             $9,071,605
      Ratios to average net assets:[2]
          Expenses after waivers and reimbursements                     1.89%                 1.54%                  0.00%
          Expenses before waivers and reimbursements                    2.27%                 1.54%                  0.00%
          Net investment income (loss) after waivers
              and reimbursements                                       (1.52%)               (1.20%)                 0.00%

      Portfolio turnover rate[2]                                       122.7%                117.0%                   0.0%

[1]   Not annualized.
[2]   Annualized.
* June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS



1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Micro-Cap Limited Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 1.9%.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 2.8% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based o the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $8,219,692 and $8,160,372, respectively for the six months ended December 31, 1999.

7.     Federal Income Taxes:

       During the six months ended December 31, 1999, the Fund paid a short-term capital gain distribution of $0.3034 per share to shareholders of record.